5




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (date of earliest event reported)         December 19, 2002
                                                 -------------------------------



                 Health & Nutrition Systems International, Inc.
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             (Exact name of registrant as specified in its charter)




                                     Florida
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                 (State or other jurisdiction of incorporation)



                 0-29245                           65-0452156
                 -------                           ----------
         (Commission File Number)       (IRS Employer Identification No.)


          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code          (561) 863-8446
                                                     ---------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits
           ---------------------------------

         (c)      Exhibits:

      Exhibit
      Number         Description
      ------         -----------
       99.1          Press Release dated December 19, 2002.


Item 9.    Regulation FD Disclosure
           ------------------------

         On December 19, 2002, Health & Nutrition Systems International, Inc. issued a press release announcing its decision to discontinue any ephedrine based products. The press release is attached as Exhibit 99.1 and incorporated by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           HEALTH & NUTRITION SYSTEMS
                               INTERNATIONAL, INC.


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                                                By: /s/ Chris Tisi
                                                    ----------------------------------------------
                                                        Chris Tisi, Interim Chairman of the Board,
Dated:  December 19, 2002                                Chief Executive Officer and President

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